EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 29, 2012, is by and among VOXX INTERNATIONAL CORPORATION, a Delaware corporation (the “Company”), AUDIOVOX ACCESSORIES CORPORATION, a Delaware corporation (“ACC”), AUDIOVOX ELECTRONICS CORPORATION, a Delaware corporation (“AEC”), AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation (“ACEI”), AMERICAN RADIO CORP., a Georgia corporation (“ARC”), CODE SYSTEMS, INC., a Delaware corporation (“CSI”), INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation (“IAS”), BATTERIES.COM, LLC, an Indiana limited liability company (“Batteries”), KLIPSCH GROUP, INC., an Indiana corporation (“Klipsch”, and together with the Company, ACC, AEC, ACEI, ARC, CSI, IAS and Batteries, each, a “Domestic Borrower” and collectively, the “Domestic Borrowers”), VOXX INTERNATIONAL (GERMANY) GMBH, a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany (the “Foreign Borrower”, and together with the Domestic Borrowers, each a “Borrower” and collectively the “Borrowers”), the Subsidiaries of the Company party hereto (collectively, the “Guarantors”), the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 14, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT

1.1    Amendment to Definition of Revolving Availability Amount. The definition of Revolving Availability Amount set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Availability Amount” shall mean, with respect to the U.S. Revolving Loans, (a) on the Closing Date, $40,000,000, (b) for the period from and including the day following the Closing Date to and including August 31, 2012, $60,000,000, (c) for the period from and including September 1, 2012 to and including January 31, 2013, $80,000,000, (d) for the period from and including

February 1, 2013 to and including August 31, 2013, $60,000,000, (e) for the period from and including September 1, 2013 to and including November 30, 2013, $80,000,000 and (f) for the period from and including December 1, 2013 to and including the Maturity Date, $60,000,000.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders, each Revolving Lender and the Administrative Agent.

(b)    Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)    Fees and Expenses.

(i)    The Administrative Agent shall have received from the Borrowers, for the account of each Lender that executes and delivers a signature page to the Administrative Agent by 12:00 p.m. (EST) on or before November 29, 2012 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to five (5) basis points on the aggregate Revolving Commitments of such Consenting Lender (prior to giving effect to this Amendment) (i.e., the total amendment fee will be $65,000).

(ii)    The Administrative Agent shall have received from the Borrowers such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby.

(d)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:    VOXX INTERNATIONAL CORPORATION,
a Delaware corporation, as the Company

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    CFO/Senior Vice President

VOXX ACCESSORIES CORP., a Delaware corporation, as a Borrower

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Vice President/Treasurer

AUDIOVOX ELECTRONICS CORPORATION, a Delaware corporation, as a Borrower

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Secretary/Treasurer

AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation, as a Borrower

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Secretary/Treasurer

AMERICAN RADIO CORP., a Georgia corporation, as a Borrower

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

CODE SYSTEMS, INC., a Delaware corporation, as a Borrower

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Chief Financial Officer

Signature Page to First Amendment to
Amended and Restated Credit Agreement

INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation, as a Borrower

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

BATTERIES.COM, LLC, an Indiana limited liability company, as a Borrower

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

KLIPSCH GROUP, INC., an Indiana corporation, as a Borrower

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

VOXX INTERNATIONAL (GERMANY) GMBH, a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany, as the Foreign Borrower

By: /s/ Klaus von Gierke
Name:    Klaus von Gierke
Title:    Managing Director

GUARANTORS:                ELECTRONICS TRADEMARK HOLDING                             COMPANY, LLC, a Delaware corporation

By: /s/ Chris Lis Johnson
Name:    Chris Lis Johnson
Title:    Secretary

TECHNUITY, INC., an Indiana corporation

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

OMEGA RESEARCH AND DEVELOPMENT TECHNOLOGY LLC, a Delaware limited liability company

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

LATIN AMERICA EXPORTS CORP., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Treasurer

KLIPSCH HOLDING LLC, a Delaware limited liability company

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Secretary

KD SALES, LLC, an Indiana limited liability company

By: /s/ Frederick L. Farrar
Name:    Frederick L. Farrar

Title:	Executive Vice President/CFO/Treasurer

AUDIOVOX WEBSALES LLC, a Delaware limited liability company

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX LATIN AMERICA LTD., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX INTERNATIONAL CORP., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Treasurer

AUDIOVOX GERMAN CORPORATION, a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    CFO/Vice President

AUDIOVOX ASIA INC., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Secretary/Treasurer

CAR COMMUNICATION HOLDING GMBH,
a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Managing Director

HIRSCHMANN CAR COMMUNICATION GMBH, a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Managing Director

HIRSCHMANN CAR COMMUNICATION KFT., a limited liability corporation (Korlátolt     Felelõsségû Társaság) organized under the laws of Hungary

By: /s/ Peter Inzenhofer
Name:    Peter Inzenhofer
Title:    Managing Director

AUDIOVOX VENEZUELA C.A., a company organized under the laws of Venezuela

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX MEXICO, S DE RL DE CV, a company organizad under the laws of Mexico

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Board of Managers

KLIPSCH GROUP EUROPE, B.V., a private company with limited liability with its corporate seat in Leiden, the Netherlands

By: /s/ Frederick L: Farrar
Name:    Frederick L. Farrar

Title:    Manager

AUDIO PRODUCTS INTERNATIONAL CORP., a corporation formed under the laws of Province of Ontario

By: /s/ T. Paul Jacobs
Name:    T. Paul Jacobs
Title:    President

AUDIOVOX CANADA LIMITED, a corporation formed under the laws of Province of Ontario

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By: /s/ Robert Milas
Name: Robert Milas
Title: Relationship Manager V.P.

LENDERS:	Fifth Third Bank,
as a Lender

By: /s/ Neil Kiernan
Name: Neil Kiernan
Title: Vice President

HSBC Bank USA, N.A.,
as a Lender

By: /s/ William Conlan
Name: William Conlan
Title: Vice President

Citibank, N.A.,
as a Lender

By: /s/ Stuart N. Berman
Name: Stuart N. Berman
Title: Vice President

RBS Citizens, N.A.,
as a Lender

By: /s/ Paul Darrigo
Name: Paul Darrigo
Title: Senior Vice President

People's United Bank,
as a Lender

By: /s/ Matthew Harrison
Name: Matthew Harrison
Title: Assistant Vice President

Sovereign Bank, N.A.,
as a Lender

By: /s/ Christine Gerula
Name: Christine Gerula
Title: Senior Vice President

Capital One, National Association,
as a Lender

By: /s/ Jed Pomerantz
Name: Jed Pomerantz
Title: Senior Vice President